497(e)
                                                                       333-59717
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SUPPLEMENT DATED JANUARY 15, 2009 TO
PROSPECTUSES DATED MAY 1, 2008 FOR

MONY VARIABLE ANNUITY
MONY CUSTOM MASTER
THE MONYMASTER

ISSUED BY:

MONY LIFE INSURANCE COMPANY
MONY LIFE INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Portfolios available under your contract. Please note that not all of the Portfolios discussed in this Supplement may be available in your contract.


1.  CHANGES TO PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST
    ("TRUSTS")

    A.  PORTFOLIO NAME CHANGES

        Effective on or about January 15, 2009, the following Portfolio name change listed below will occur. Accordingly, all references to the corresponding investment option in the Prospectus are also changed.

        -------------------------------------------------------------
        Existing Portfolio Name         New Portfolio Name
        -------------------------------------------------------------
        EQ/JPMorgan Core Bond           EQ/Core Bond Index
        -------------------------------------------------------------

    B.  PORTFOLIO SUB-ADVISER CHANGES

    Effective on or about January 15, 2009, SSgA Funds Management, Inc. will replace JPMorgan Investment Management, Inc. as the Sub-Adviser to the EQ/Core Bond Index Portfolio. Also, SSgA Funds Management, Inc. will be added as a Sub-Adviser to the Portfolios of the AXA Premier VIP Trust listed in the table below. AXA Equitable Life Insurance Company will continue to be the Investment Manager of the Portfolios. See "The Portfolios" or "The Funds" in your Prospectus for more information.

    -------------------------------------
    AXA Premier VIP Trust
    -------------------------------------
    MULTIMANAGER HIGH YIELD
    -------------------------------------
    MULTIMANAGER SMALL CAP GROWTH
    -------------------------------------

C.  AMENDMENTS TO EXPENSE LIMITATION ARRANGEMENTS FOR CERTAIN PORTFOLIOS

    The Board of Trustees of the AXA Premier VIP Trust (the "Trust") recently approved revisions to the Expense Limitation Agreement (the "Agreement") between the Trust and AXA Equitable Life Insurance Company ("AXA Equitable"). The Agreement has been amended to reflect that AXA Equitable has agreed to modify the expense limitation arrangement to include the fees and expenses of the other investment companies in which the AXA Allocation Portfolios invest ("Acquired Fund Fees and Expenses") when calculating its obligations under the Agreement to make payments and to waive its management, administrative and other fees so that the AXA Allocation Portfolios' expenses do not exceed the Portfolios' expense limits. As a result of these changes, the current "Net Total Annual Expenses" and "Acquired Fund Fees and Expenses" will be reduced effective on or about January 1, 2009.


2.  PORTFOLIO OPERATING EXPENSES

    As the result of the portfolio changes described in Section 1 of this Supplement, the portfolio operating expenses for all of the portfolios have been reduced. Please see the prospectuses of the Trusts for more information on the changes to these expenses. The "Lowest" and "Highest" portfolio operating expenses range shown in your Prospectus remains unchanged.


MNY 3-09 (1/09)                                        Catalog No. 142071 (1/09)
IF(AR) Series                                                             x02549
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    Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC
                          1290 Avenue of the Americas
                               New York, NY 10104

 Copyright 2009 MONY Life Insurance Company and MONY Life Insurance Company of
                          America. All rights reserved.


                     MONY Life Insurance Company of America
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

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